Pioneer [LOGO]

Pioneer
Intermediate Tax-Free
Fund

------------------------------
ANNUAL REPORT 12/31/97
------------------------------

Table of Contents
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Letter from the Chairman                                                       1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                        9

Financial Statements                                                          16

Notes to Financial Statements                                                 22

Report of Independent Public Accountants                                      26

Trustees, Officers and Service Providers                                      27

Programs and Services for Pioneer Shareowners                                 28

Pioneer Intermediate Tax-Free Fund

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LETTER FROM THE CHAIRMAN 12/31/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to present this report for Pioneer Intermediate Tax-Free Fund, covering its fiscal year ended December 31, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Since October, investors have shown increasing demand for U.S. bonds, as the world's stock markets have been exceptionally volatile. Asian markets plunged in the face of severe instability in currencies and economic growth. Here in the United States, the Dow Jones Industrial Average experienced - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Although it recovered, its pace has since been unsteady. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

After consecutive quarters of robust growth in stocks, this fast-paced change forced individuals and institutions to rethink their investment strategy. Money has poured into the bond market, with demand spilling over into tax-free markets. These positive conditions are driving prices up and yields down. Many investors have moved away from stocks and into high-quality, U.S. fixed-income securities - like those held by your Fund - to shelter their portfolio. We have always believed it is important to allocate assets among both stocks and bonds, and recent market conditions demonstrate this importance.

I encourage you to read on to learn more about your Fund. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer Intermediate Tax-Free Fund.

Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/97
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was a pie chart in the printed materials.]

AAA                             36%
AA                              46%
A                               16%
Short-Term Cash Equivalents      2%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[The following table was a pie chart in the printed materials.]

0-2 Years        8%
2-5 Years        9%
5-7 Years       14%
7-10 Years      32%
10-15 Years     31%
15+ Years        6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)
--------------------------------------------------------------------------------
 1. Pennsylvania State General Obligation, 6.25%, 2010               2.57%
--------------------------------------------------------------------------------
 2. Kansas State Department of Transportation Highway
      Revenue, 6.125%, 2009                                          2.55
--------------------------------------------------------------------------------
 3. Indiana Municipal Power Agency, Power Supply System
      Revenue, 6.0%, 2012                                            2.51
--------------------------------------------------------------------------------
 4. Connecticut State Special Tax Obligation Revenue, 6.0%, 2006     2.50
--------------------------------------------------------------------------------
 5. Grand River Dam Authority Electric Revenue, 5.75%, 2006          2.44
--------------------------------------------------------------------------------
 6. Texas State General Obligation, 5.8%, 2004                       2.44
--------------------------------------------------------------------------------
 7. Georgia State General Obligation, 5.5%, 2006                     2.42
--------------------------------------------------------------------------------
 8. Maine State General Obligation, 5.375%, 2006                     2.40
--------------------------------------------------------------------------------
 9. University of Maryland System Auxiliary Facility and Tuition
      Revenue, 5.4%, 2006                                            2.39
--------------------------------------------------------------------------------
10. Maryland Community Development Administration Single Family
      Mortgage Revenue, 5.95%, 2006                                  2.33

Fund holdings will vary for other periods.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share           12/31/97    12/31/96
                    $10.45      $10.28

Distributions per Share       Income      Short-Term       Long-Term
(12/31/96 - 12/31/97)         Dividends   Capital Gains    Capital Gains
                              $0.435      $0.0019          $0.0809

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000

                            Pioneer Intermediate       Lehman Brothers
                            Tax-Free Fund*             Municipal Bond
                                                         Index
--------------------------------------------------------------------------------

12/31/87                     9,650                     10,000
                            10,889                     11,016
12/31/89                    11,953                     12,205
                            12,721                     13,094
12/31/91                    14,141                     14,684
                            15,364                     15,979
12/31/93                    17,067                     17,942
                            16,039                     17,014
12/31/95                    18,253                     19,984
                            18,806                     20,869
12/31/97                    20,099                     22,787

-------------------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

            Net Asset    Public Offering
Period        Value           Price*
10 Years      7.61%            7.23%
5 Years       5.52             4.78
1 Year        6.87             3.16
-------------------------------------------------

* Reflects deduction of the maximum 3.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

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PERFORMANCE UPDATE 12/31/97                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share           12/31/97    12/31/96
                    $10.47      $10.31

Distributions per Share       Income      Short-Term       Long-Term
(12/31/96 - 12/31/97)         Dividends   Capital Gains    Capital Gains
                              $0.370      $0.0019          $0.0809

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000

                            Pioneer Intermediate       Lehman Brothers
                            Tax-Free Fund*             Municipal Bond
                                                           Index
--------------------------------------------------------------------------------

 4/30/94                    10,000                     10,000
 6/30/94                    10,038                     10,025
                            10,046                     10,094
12/31/94                     9,851                      9,949
                            10,420                     10,653
 6/30/95                    10,636                     10,909
                            10,832                     11,223
12/31/95                    11,102                     11,686
                            10,980                     11,545
 6/30/96                    10,976                     11,634
                            11,133                     11,900
12/31/95                    11,351                     12,204
                            11,255                     12,174
 6/30/97                    11,537                     12,594
                            11,799                     12,973
12/31/97                    11,942                     13,325

-------------------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                   If            If
Period            Held         Redeemed*

Life-of-Fund      5.18%          4.94%
(4/29/94)

1 Year            6.08           3.08

-------------------------------------------------

* Reflects deduction of the maximum appli cable contingent deferred sales charge (CDSC) at the end of the period and assumes rein vestment of distributions. The maximum CDSC of 3% declines over four years.

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

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PERFORMANCE UPDATE 12/31/97                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share           12/31/97    12/31/96
                    $10.48      $10.29

Distributions per Share       Income      Short-Term       Long-Term
(12/31/96 - 12/31/97)         Dividends   Capital Gains    Capital Gains
                              $0.336      $0.0019          $0.0809

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000

                            Pioneer Intermediate       Lehman Brothers
                            Tax-Free Fund*             Municipal Bond
                                                           Index
--------------------------------------------------------------------------------

 1/31/96                    10,000                     10,000
                             9,964                      9,932
 3/31/96                     9,813                      9,806
                             9,786                      9,778
                             9,759                      9,774
 6/30/96                     9,809                      9,881
                             9,889                      9,970
                             9,872                      9,968
 9/30/96                     9,930                     10,107
                            10,026                     10,221
                            10,172                     10,408
12/31/96                    10,122                     10,365
                            10,130                     10,384
                            10,187                     10,480
 3/31/97                    10,037                     10,340
                            10,074                     10,426
                            10,202                     10,583
 6/30/97                    10,289                     10,696
                            10,547                     10,992
                            10,405                     10,889
 9/30/97                    10,524                     11,018
                            10,552                     11,089
                            10,580                     11,155
12/31/97                    10,734                     11,317

-------------------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                   If                If
Period            Held            Redeemed*

Life-of-Fund      3.75%             3.75%
(1/31/96)

1 Year            6.04              6.04

-------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

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PORTFOLIO MANAGEMENT DISCUSSION 12/31/97
--------------------------------------------------------------------------------

Pioneer Intermediate Tax-Free Fund's fiscal year came to a close on December 31, 1997. We saw a variety of conditions in the bond market in 1997. Interest rates rose early on then moved to historic lows when trouble overseas sparked a tremendous year-end rally in taxable bonds. Happily, this positive momentum spilled over into municipal bond markets. When all was said and done, the Fund posted a solid return, both from price appreciation and paying steady income.

For this report, we offer a discussion with Kathleen D. McClaskey, portfolio manager of Pioneer Intermediate Tax-Free Fund. She leads the investment team responsible for handling day-to-day management of your portfolio, and has been managing the Fund for 11 years.

Q:    How did the Fund perform over the past 12 months?

A: Municipal bond prices were strong for much of the year. As measured by the Lehman Brothers Municipal Bond Index, munis returned 9.19% for the year, above the 7.16% average return generated by intermediate municipal debt funds followed by Lipper Analytical Services. (Lipper is an independent company that tracks fund performance.)

      Your Fund's total return of 6.87% for Class A Shares at net asset value was close to that of other funds. Of course, by design your Fund is more conservative than longer-term bond funds, and you should not expect it to match their performance when long-term interest rates fall. Importantly, at year-end your Fund offered a tax-free 30-day yield of 3.41%. This was quite an attractive rate - equal to a taxable yield of 5.65% for investors in the maximum 39.6% tax bracket. We are pleased to report these competitive returns, especially since they were achieved with a moderate amount of risk and without sacrificing quality.

Q:    What fundamental factors shaped the U.S. bond market this year?

A: Early in the year, all eyes were fixed on the economy. We experienced substantial economic growth powered by low unemployment - a traditional harbinger of inflation. The Federal Reserve, after months of "hands-off" policing of the economy, increased the federal funds rate by 0.25 percentage points to 5.50% on March 25. Bond prices fell both before and after the much anticipated Fed move.

Pioneer Intermediate Tax-Free Fund

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--------------------------------------------------------------------------------

      Although temporarily affected by the Fed's hike, municipal bonds benefited from several positive trends throughout 1997. Moderate demand for munis was matched with moderate supply, and with few new issues coming into the market, prices held fairly steady. Fears of a "flat tax" evaporated, restoring confidence in municipal bonds. Most importantly, both taxable and tax-free bond prices prospered as the economy resumed its "Goldilocks" condition - economic growth at a pace that was "not too hot, not too cold." Inflationary pressures cooled, and interest rates descended. These prime con ditions gave bond prices a boost and made a vital contribution to year-end performance.

Q:    How did global troubles affect U.S. bonds?

A: In the fourth quarter, financial markets fell apart in Pacific Rim countries such as South Korea and Indonesia. The effects reached the United States, where stocks experienced - in the span of two October days
      - both their largest-ever point loss and gain. However, the effects were positive for fixed-income investments, including municipal bonds. Increased volatility in stocks caused many investors to allocate more assets to bonds. A "flight to quality" resulted as investors demanded historically "safer" investments, especially high-quality fixed-income securities. This mindset spilled over into the U.S. municipal bond market, and helped drive up prices of securities like those in your Fund.

Q:    With all these changes in 1997, how did you position the Fund?

A: We kept the portfolio well diversified; it now has 63 holdings spread over 33 states. We also focused on high-quality issues. At year-end, AAA-rated securities accounted for 36% of the portfolio, and AA securities were 46%. (Ratings are assigned by Standard & Poor's or Moody's Investor Services; AAA is the highest quality rating these agencies apply to debt issuers.) The average quality of Fund holdings remained a steady AA, as we expect it will for the foreseeable future.

      With interest rates at historic lows, a wave of refinancing is taking place and bonds with plump coupon rates are being "called" by their issuers. (When interest rates fall, issuers "call" existing debt, buying

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97  (continued)
--------------------------------------------------------------------------------

      it back from investors and replacing it with a new issue tied to lower interest rates.) In response, we searched diligently for other investment options. One effective strategy was to continue buying non-callable bonds throughout the year. These pay interest for the life of the bond, and if interest rates continue to decline, your Fund will benefit from a set income stream. This approach also slightly increased the Fund's effective average maturity. At year-end, average maturity was 8.89 years, up from
      8.06 years at the end of 1996. This is still solidly medium range and, we think, strikes a good balance between risk and reward.

      Our dedication to quality showed in our focus on insured bonds, now 19.7% of the portfolio. These securities give the Fund an extra modicum of price stability because third-party insurers guarantee that interest and principal payments will be made on time and in full, even if the issuer of the debt is unable to pay. Of course this guarantee applies to individual securities, not to the price or yield of Fund shares.

Q:    What's ahead for the Fund?

A: We're still optimistic about municipal bonds. For one thing, demand is helping push prices higher. As more and more baby boomers approach retirement, we're likely to see them shift a larger percentage of assets into the historically lower-risk categories of fixed-income and tax-free investments. And even after the Taxpayer Relief Act of 1997, we think investors will want to protect their income and investments from taxes.

      Clearly, the effects of the Asian crisis are far reaching. They have certainly put a hold on any further interest rate intervention by the Fed, which we expect to continue its "wait and see attitude." The U.S. eco nomy continues to move forward at a steady pace, even with Asia's problems in the background. Inflation still appears to be contained. All of these are prime ingredients for continued low interest rates. In fact, we could see bond prices move even higher if rates continue to drop. But no matter which direction interest rates take, we will continue to focus on a portfolio of quality bonds with an overall intermediate maturity to help carry your Fund through 1998.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97
--------------------------------------------------------------------------------

                S&P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                         Value
                          TAX-EXEMPT OBLIGATIONS - 98.0%
                          Arizona - 4.9%
$1,000,000    AA/Aa       Arizona Transportation Board Highway Revenue,
                            6.0%, 2008                                       $1,131,590
 1,000,000    AA-/Aa      Phoenix Civic Improvement Corporation
                            Water Revenue, 6.5%, 2006                         1,152,950
 1,000,000    AA/Aa       Salt River Project Agricultural Improvement and
                            Power District, 5.75%, 2007                       1,101,000
                                                                             ----------
                                                                             $3,385,540
                                                                             ----------

                          California - 1.6%
 1,000,000    A+/A1       California State General Obligation, 6.0%, 2009    $1,132,980
                                                                             ----------

                          Connecticut - 4.0%
 1,000,000    AA-/Aa3     Connecticut State General Obligation,
                            6.0%, 2004                                       $1,101,810
 1,500,000    AAA/Aaa     Connecticut State Special Tax
                            Obligation, 6.0%, 2006                            1,680,150
                                                                             ----------
                                                                             $2,781,960
                                                                             ----------

                          District of Columbia - 0.8%
   500,000    A+/A1       Georgetown University General Obligation
                            Revenue, 8.125%, 2008                            $  515,115
                                                                             ----------

                          Delaware - 1.5%
 1,000,000    AA/A1       Delaware Transportation Authority, Transportation
                            System Revenue, 5.2%, 2001                       $1,037,510
                                                                             ----------

                          Florida - 4.8%
 1,000,000    AA/Aa       Gainesville Utilities Revenue, 5.75%, 2006         $1,103,590
 1,000,000    AA/Aa1      Orlando Utilities, Community Water & Electric
                            Revenue, 5.6%, 2003                               1,071,320
 1,000,000    AAA/Aaa     Palm Beach County Criminal Justice Revenue,
                            5.75%, 2013                                       1,104,920
                                                                             ----------
                                                                             $3,279,830
                                                                             ----------


                   The accompanying footnotes are an integral
                     part of these financial statements.                       9

Pioneer Intermediate Tax-Free Fund

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SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                S&P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                         Value
                          Georgia - 6.2%
$  400,000    A/A3        Georgia Municipal Electric Authority Power
                            Revenue, 7.65%, 1998                             $  408,000
 1,000,000    A/A3        Georgia Municipal Electric Authority Power
                            Revenue, 6.2%, 2010                               1,114,010
 1,500,000    AA+/Aaa     Georgia State General Obligation, 5.5%, 2006        1,628,445
 1,000,000    AA/Aa1      Private Colleges &Universities Revenue,
                            5.5%, 2005                                        1,079,170
                                                                             ----------
                                                                             $4,229,625
                                                                             ----------

                          Illinois - 6.3%
 1,000,000    AA/Aa1      Illinois Education Facilities Authority
                            Northwestern University Revenue, 5.5%, 2013      $1,062,320
 1,000,000    AAA/Aa3     Illinois State Sales Tax Revenue, 5.25%, 2000       1,056,220
 1,000,000    A+/A1       Illinois State Toll Highway Authority Revenue,
                            6.3%, 2012                                        1,143,920
 1,000,000    A+/A2       Metropolitan Pier and Exposition Authority,
                            Dedicated State Tax Revenue, 5.75%, 2002          1,059,870
                                                                             ----------
                                                                             $4,322,330
                                                                             ----------

                          Indiana - 6.4%
 1,500,000    AAA/Aaa     Indiana Municipal Power Agency, Power Supply
                            System Revenue, 6.0%, 2012                       $1,683,600
   500,000    A+/A1       Indiana Transportation Finance Authority Highway
                            Revenue, 8.0%, Prerefunded, 2008*                   518,570
 1,000,000    AAA/Aaa     Indiana University Revenue, 5.8%, 2010              1,113,470
 1,000,000    AA-/Aa2     Purdue University Revenue, 5.75%, 2004              1,082,650
                                                                             ----------
                                                                             $4,398,290
                                                                             ----------

                          Kansas - 2.5%
 1,500,000    AA/Aa       Kansas State Department of Transportation
                            Highway Revenue, 6.125%, 2009                    $1,716,315
                                                                             ----------

                          Kentucky - 2.7%
 1,000,000    AAA/Aaa     Kentucky State Turnpike Authority, Economic
                            Development Revenue, 5.25%, 2005                 $1,061,670
   750,000    AAA/A1      Lexington-Fayette Urban County Government
                            Revenue, 7.0%, 2006                                 812,813
                                                                             ----------
                                                                             $1,874,483
                                                                             ----------


                   The accompanying footnotes are an integral
10                     part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                         Value
                          Maine - 4.0%
$1,500,000    AA+/Aa3     Maine State General Obligation, 5.375%, 2006       $1,610,430
 1,000,000    AAA/Aaa     Maine State Turnpike Authority Revenue,
                            6.0%, 2005                                        1,107,330
                                                                             ----------
                                                                             $2,717,760
                                                                             ----------

                          Maryland - 4.6%
 1,500,000    NR/Aa2      Maryland Community Development Administration,
                            Single Family Mortgage Revenue, 5.95%, 2006      $1,563,720
 1,500,000    AA+/Aa3     University of Maryland System Auxiliary Facility
                            and Tuition Revenue, 5.4%, 2006                   1,608,960
                                                                             ----------
                                                                             $3,172,680
                                                                             ----------

                          Massachusetts - 4.7%
 1,000,000    AAA/Aaa     Commonwealth of Massachusetts Consolidated
                            Loan General Obligation, 5.5%, 2003              $1,063,210
 1,000,000    A+/A1       Massachusetts Bay Transportation Revenue,
                            5.5%, 2009                                        1,079,660
 1,000,000    AAA/Aaa     Massachusetts Water Pollution Abatement Trust
                            Sewer Revenue, 6.0%, 2007                         1,119,490
                                                                             ----------
                                                                             $3,262,360
                                                                             ----------

                          Michigan - 3.2%
 1,000,000    AAA/Aaa     Detroit Michigan Water Supply Revenue,
                            5.75%, 2011                                      $1,097,770
 1,000,000    AA-/A1      Michigan State Trunk Line Sales Tax Revenue,
                            5.625%, 2003                                      1,068,890
                                                                             ----------
                                                                             $2,166,660
                                                                             ----------

                          Minnesota - 4.3%
   750,000    AAA/Aaa     Minnesota Public Facilities Authority Water
                            Pollution Control Revenue, 7.0%, 2009            $  791,677
 1,000,000    AAA/Aaa     Minnesota Public Facilities Authority Water
                            Pollution Control Revenue, 5.0%, 2006             1,046,110
 1,000,000    AA/Aa3      University of Minnesota Revenue, 5.75%, 2018        1,091,440
                                                                             ----------
                                                                             $2,929,227
                                                                             ----------


                   The accompanying footnotes are an integral
                     part of these financial statements.                      11

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                S&P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                         Value
                         Nebraska - 1.6%
$1,000,000    AAA/NR     Omaha Public Power District Electric System
                           Revenue, 6.5%, Prerefunded, 2002*                 $1,100,590
                                                                             ----------

                         Nevada - 0.1%
    65,000    AA/Aa2     Nevada Housing Division Single Family Program
                           Revenue, 8.0%, 2009                               $   66,528
                                                                             ----------

                         New Hampshire - 0.8%
   500,000    AAA/Aaa    New Hampshire Turnpike System Revenue,
                           7.375%, Prerefunded, 2000*                        $  545,070
                                                                             ----------

                         New Jersey - 2.8%
   750,000    AA-/Aaa    New Jersey Highway Authority Garden State
                           Parkway Senior Revenue, 7.25%,
                           Prerefunded, 1999*                                $  790,358
 1,000,000    AA+/Aa1    New Jersey Sales Tax Revenue, 5.8%, 2007             1,104,200
                                                                             ----------
                                                                             $1,894,558
                                                                             ----------

                         New Mexico - 1.5%
 1,000,000    AA/Aa      Bernalillo County, New Mexico, Gross Receipts
                           Tax Revenue, 5.0%, 2013                           $1,019,210
                                                                             ----------

                         New York - 1.5%
 1,000,000    A/A3       New York State Local Government Assistance
                           Corp. Revenue, 5.5%, 2017                         $1,066,390
                                                                             ----------

                         Ohio - 1.6%
 1,000,000    AAA/Aaa    Ohio State Water Development Authority,
                           6.0%, 2006                                        $1,120,200
                                                                             ----------

                         Oklahoma - 2.4%
 1,500,000    A-/A       Grand River Dam Authority Electric Revenue,
                           5.75%, 2006                                       $1,638,015
                                                                             ----------


                   The accompanying footnotes are an integral
12                    part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                         Value
                          Pennsylvania - 4.1%
$1,500,000    AA-/A1      Pennsylvania State General Obligation,
                            6.25%, 2010                                      $1,730,205
 1,000,000    A/A1        Pennsylvania State Turnpike Commission Highway
                            Revenue, 5.45%, 2002                              1,054,520
                                                                             ----------
                                                                             $2,784,725
                                                                             ----------

                          Puerto Rico - 1.7%
 1,000,000    AAA/Aaa     University of Puerto Rico
                            Revenue, MBIA Insured, 6.25%, 2008               $1,150,680
                                                                             ----------

                          South Carolina - 4.8%
 1,000,000    AA/Aa       Columbia Waterworks & Sewer System
                            Revenue, 5.5%, 2009                              $1,083,750
 1,000,000    AA/Aa1      Greenville Waterworks Revenue, 6.0%, 2008           1,126,520
 1,000,000    AAA/Aaa     South Carolina General Obligation, 5.75%, 2003      1,079,490
                                                                             ----------
                                                                             $3,289,760
                                                                             ----------

                          Texas - 7.1%
 1,000,000    AA/Aa2      Port Houston Authority Revenue, 5.0%, 2005         $1,041,980
   750,000    AAA/Aaa     San Antonio Prior Lien Water
                            Revenue, 7.125%, Prerefunded, 1999*                 792,307
 1,000,000    AAA/Aaa     Texas Municipal Power Revenue, 5.5%, 2010           1,086,610
 1,500,000    AA/Aa2      Texas State General Obligation, 5.8%, 2004          1,637,385
   250,000    AAA/Aaa     University of Texas Permanent University Fund,
                            Escrowed to Maturity in Government
                            Securities, 8.0%, 2004                              302,050
                                                                             ----------
                                                                             $4,860,332
                                                                             ----------

                          Utah - 0.0%
    25,000    AA/Aa       Utah Housing Finance Agency,
                            Single Family Mortgage Purchase Revenue,
                            7.3%, 2003                                       $   25,395
                                                                             ----------

                          Vermont - 0.8%
   500,000    AAA/Aaa     Vermont Municipal Bond Bank, 7.9%,
                            Prerefunded, 1998*                               $  528,465
                                                                             ----------


                   The accompanying footnotes are an integral
                     part of these financial statements.                      13

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

                S&P/
              Moody's
Principal     Ratings
 Amount     (Unaudited)                                                         Value
                          Virginia - 1.6%
$1,000,000    AA/Aa       Virginia State Public School Authority, Special
                            Obligation, 5.4%, 2004                          $ 1,064,650
                                                                            -----------

                          Washington - 1.6%
 1,000,000    AA/Aa1      Washington State General Obligation,
                            6.0%, 2002                                      $ 1,074,130
                                                                            -----------

                          Wisconsin - 1.5%
 1,000,000    AA/Aa2      Wisconsin State General Obligation,
                            5.3%, 2012                                      $ 1,054,730
                                                                            -----------

                          TOTAL TAX-EXEMPT OBLIGATIONS
                          (Cost $63,794,446)(a)                             $67,206,093
                                                                            -----------

                          TEMPORARY CASH INVESTMENTS - 2.0%
   100,000                California Pollution Control Revenue,
                            4.9%, 2000**                                    $   100,000
   100,000                California Pollution Control Revenue,
                            4.9%, 2011**                                        100,000
   500,000                Jackson County, Mississippi Pollution Control
                            Revenue, 3.55%, 2023**                              500,000
   200,000                Uinta County, Wyoming Pollution Control Revenue,
                            3.8%, 2010**                                        200,000
   200,000                Uinta County, Wyoming Pollution Control Revenue,
                            3.55%, 2020**                                       200,000
   300,000                Uinta County, Wyoming Pollution Control Revenue,
                            5.0%, 2022**                                        300,000
                                                                            -----------
                          TOTAL TEMPORARY CASH INVESTMENTS
                          (Cost $1,400,000)                                 $ 1,400,000
                                                                            -----------
                          TOTAL INVESTMENT IN SECURITIES - 100%
                          (Cost $65,194,446)(b)                             $68,606,093
                                                                            ===========


                   The accompanying footnotes are an integral
14                    part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NR    Not rated.

* Prerefunded bond has been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest in the tax-exempt issue and to retire the bond in full at the earliest refunding date.

** Security with daily "put" feature with resetting interest rates. Coupon rate disclosed is as of December 31, 1997.

(a) The concentration of securities, by type of obligation/market sector, is as follows:
      General Obligation                               21.1%
      Escrowed in U.S. Government Securities            9.0
      Revenue Bonds:
        Education                                      11.9
        Housing                                         5.7
        Insured                                        19.8
        Power                                           9.0
        Sales Tax                                       6.3
        Transportation                                 12.2
        Water                                           5.0

(b) At December 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $65,194,446 was as follows:

      Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                   $  3,411,647
      Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                             --
                                                                    ------------
      Net unrealized gain                                           $  3,411,647
                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 aggregated $23,834,960 and $33,755,948, respectively.


                   The accompanying footnotes are an integral
                      part of these financial statements.                     15

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/97
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
  investments of $1,400,000) (cost $65,194,446)                 $68,606,093
  Cash                                                               15,121
  Receivables -
    Fund shares sold                                                 60,542
    Interest                                                      1,094,565
  Other                                                               7,688
                                                                -----------
      Total assets                                              $69,784,009
                                                                -----------

LIABILITIES:
  Payables -
    Investment securities purchased                             $ 1,046,994
    Dividends                                                        77,788
  Due to affiliates                                                  76,326
  Accrued expenses                                                   47,905
                                                                -----------
      Total liabilities                                         $ 1,249,013
                                                                -----------

NET ASSETS:
  Paid-in capital                                               $65,038,537
  Accumulated undistributed net investment income                     2,083
  Accumulated undistributed net realized gain on investments         82,729
  Net unrealized gain on investments                              3,411,647
                                                                -----------
      Total net assets                                          $68,534,996
                                                                ===========

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $65,225,339/6,239,872 shares)               $     10.45
                                                                ===========
  Class B (based on $3,010,001/287,535 shares)                  $     10.47
                                                                ===========
  Class C (based on $299,656/28,580 shares)                     $     10.48
                                                                ===========

MAXIMUM OFFERING PRICE:
  Class A                                                       $     10.83
                                                                ===========


16  The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/97

INVESTMENT INCOME:
  Interest                                      $3,690,600
                                                ----------
    Total investment income                                       $3,690,600
                                                                  ----------
EXPENSES:
  Management fees                               $  351,207
  Transfer agent fees
    Class A                                         71,832
    Class B                                          3,720
    Class C                                            367
  Distribution fees
    Class A                                        159,818
    Class B                                         28,341
    Class C                                          2,297
  Accounting                                        72,885
  Custodian fees                                    19,244
  Registration fees                                 37,173
  Professional fees                                 40,350
  Printing                                          10,676
  Fees and expenses of nonaffiliated trustees       13,311
  Miscellaneous                                     34,459
                                                ----------
    Total expenses                                                $  845,680
    Less management fees waived by
      Pioneering Management Corporation                             (104,683)
    Less fees paid indirectly                                        (14,325)
                                                                  ----------
    Net expenses                                                   $ 726,672
                                                                  ----------
      Net investment income                                       $2,963,928
                                                                  ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                $1,112,008
  Change in net unrealized gain on investments                       579,896
                                                                  ----------
    Net gain on investments                                       $1,691,904
                                                                  ----------
    Net increase in net assets resulting from operations          $4,655,832
                                                                  ==========


The accompanying notes are an integral part of these financial statements.  17

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/97 and 12/31/96

                                                               Year Ended           Year Ended
FROM OPERATIONS:                                                12/31/97             12/31/96
Net investment income                                         $  2,963,928         $  3,540,782
Net realized gain on investments                                 1,112,008              196,137
Change in net unrealized gain on investments                       579,896           (1,494,178)
                                                              ------------         ------------
     Net increase in net assets resulting from operations     $  4,655,832         $  2,242,741
                                                              ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ($0.44 and $0.47 per share, respectively)          $ (2,841,400)        $ (3,461,175)
   Class B ($0.37 and $0.38 per share, respectively)              (101,513)            (105,009)
   Class C ($0.34 and $0.33 per share, respectively)                (7,472)              (6,042)
In excess of net investment income:
   Class A ($0.00 and $0.00 per share, respectively)                     -               (5,392)
   Class C ($0.00 and $0.01 per share, respectively)                     -                 (238)
Net realized gain:
   Class A ($0.08 and $0.00 per share, respectively)              (511,871)                   -
   Class B ($0.08 and $0.00 per share, respectively)               (22,707)                   -
   Class C ($0.08 and $0.00 per share, respectively)                (2,343)                   -
                                                              ------------         ------------
     Total distributions to shareholders                      $ (3,487,306)        $ (3,577,856)
                                                              ------------         ------------


FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $  3,967,917         $  8,160,271
Reinvestment of distributions                                    2,280,319            2,196,836
Cost of shares repurchased                                     (15,334,302)         (14,554,121)
                                                              ------------         ------------
   Net decrease in net assets resulting from
     fund share transactions                                  $ (9,086,066)        $ (4,197,014)
                                                              ------------         ------------
   Net decrease in net assets                                 $ (7,917,540)        $ (5,532,129)
                                                              ------------         ------------
NET ASSETS:
Beginning of year                                               76,452,536           81,984,665
                                                              ------------         ------------
End of year (including accumulated undistributed
   net investment income of $2,083 and $0, respectively)      $ 68,534,996         $ 76,452,536
                                                              ============         ============


CLASS A                         '97 Shares     '97 Amount      '96 Shares       '96 Amount
Shares sold                       290,169     $  3,000,480        678,298     $  6,961,860
Reinvestment of distributions     212,121        2,189,076        206,717        2,116,538
Less shares repurchased        (1,404,597)     (14,465,457)    (1,352,057)     (13,837,542)
                               ----------     ------------     ----------     ------------
   Net decrease                  (902,307)    $ (9,275,901)      (467,042)    $ (4,759,144)
                               ==========     ============     ==========     ============

CLASS B
Shares sold                        85,716     $    882,162         95,563     $    984,982
Reinvestment of distributions       7,998           82,765          7,217           74,044
Less shares repurchased           (84,079)        (868,240)       (68,872)        (701,579)
                               ----------     ------------     ----------     ------------
   Net increase                     9,635     $     96,687         33,908     $    357,447
                               ==========     ============     ==========     ============

CLASS C*
Shares sold                         8,221     $     85,275         20,459     $    213,429
Reinvestment of distributions         819            8,478            611            6,254
Less shares repurchased               (58)            (605)        (1,472)         (15,000)
                               ----------     ------------     ----------     ------------
   Net increase                     8,982     $     93,148         19,598     $    204,683
                               ==========     ============     ==========     ============

* Class C shares were first publicly offered on January 31, 1996.


18  The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                                   Year           Year          Year           Year         Year
                                                                   Ended         Ended          Ended          Ended        Ended
CLASS A                                                          12/31/97       12/31/96      12/31/95      12/31/94(a)   12/31/93
Net asset value, beginning of year                                $ 10.28       $ 10.44       $  9.62        $ 10.76       $ 10.32
                                                                  -------       -------       -------        -------       -------
Increase (decrease) from investment operations:
    Net investment income                                         $  0.44       $  0.46       $  0.49        $  0.49       $  0.56
    Net realized and unrealized gain (loss) on investments           0.25         (0.15)         0.82          (1.13)         0.56
                                                                  -------       -------       -------        -------       -------
           Net increase (decrease) from investment operations     $  0.69       $  0.31       $  1.31        $ (0.64)      $  1.12
Distributions to shareholders:
    Net investment income                                           (0.44)        (0.47)        (0.49)         (0.49)        (0.56)
    Net realized gain                                               (0.08)            -             -          (0.01)        (0.12)
                                                                  -------       -------       -------        -------       -------
Net increase (decrease) in net asset value                        $  0.17       $ (0.16)      $  0.82        $ (1.14)      $  0.44
                                                                  -------       -------       -------        -------       -------
Net asset value, end of year                                      $ 10.45       $ 10.28       $ 10.44        $  9.62       $ 10.76
                                                                  =======       =======       =======        =======       =======
Total return*                                                        6.87%         3.03%        13.80%         (6.02)%       11.08%
Ratio of net expenses to average net assets                          1.02%+        1.03%+        1.02%+         1.00%         0.85%
Ratio of net investment income to average net assets                 4.23%+        4.47%+        4.77%+         4.89%         5.23%
Portfolio turnover rate                                                35%           34%           29%            39%           14%
Net assets, end of year (in thousands)                            $65,225       $73,387       $79,432        $76,674       $82,907
Ratios assuming no waiver of management fees by PMC and
    no reduction for fees paid indirectly:
        Net expenses                                                 1.17%         1.14%         1.12%          1.22%         1.12%
        Net investment income                                        4.08%         4.36%         4.67%          4.67%         4.97%
Ratios assuming waiver of management fees by PMC
    and reduction for fees paid indirectly:
        Net expenses                                                 1.00%         1.00%         1.00%            --            --
        Net investment income                                        4.25%         4.50%         4.79%            --            --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.  19

Pioneer Intermediate Tax-Free Fund

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
-------------------------------------------------------------------------------

                                                                   Year        Year         Year       4/29/94
                                                                   Ended       Ended        Ended         to
CLASS B                                                          12/31/97    12/31/96     12/31/95    12/31/94(a)
Net asset value, beginning of period                            $10.31        $10.46        $ 9.65       $10.07
                                                               -------       -------       -------      -------
Increase (decrease) from investment operations:
    Net investment income                                       $ 0.36        $ 0.38        $ 0.41       $ 0.27
    Net realized and unrealized gain (loss) on investments        0.25         (0.15)         0.80        (0.42)
                                                               -------       -------       -------      -------
        Net increase (decrease) from investment operations      $ 0.61        $ 0.23        $ 1.21       $(0.15)
Distributions to shareholders:
    Net investment income                                        (0.37)        (0.38)        (0.40)       (0.27)
    Net realized gain                                            (0.08)           --            --           --
                                                               -------       -------       -------      -------
Net increase (decrease) in net asset value                      $ 0.16        $(0.15)       $ 0.81       $(0.42)
                                                               -------       -------       -------      -------
Net asset value, end of period                                  $10.47        $10.31        $10.46       $ 9.65
                                                               =======       =======       =======      =======
Total return*                                                     6.08%         2.25%        12.71%       (1.49)%
Ratio of net expenses to average net assets                       1.81%+        1.81%+        1.86%+       1.84%**
Ratio of net investment income to average net assets              3.44%+        3.68%+        3.90%+       4.17%**
Portfolio turnover rate                                             35%           34%           29%          39%
Net assets, end of period (in thousands)                        $3,010        $2,864        $2,553       $1,529
Ratios assuming no waiver of management fees by PMC and
    no reduction for fees paid indirectly:
        Net expenses                                              1.96%         1.91%         1.96%        2.14%**
        Net investment income                                     3.29%         3.58%         3.80%        3.87%**
Ratios assuming waiver of management fees by PMC
    and reduction for fees paid indirectly:
        Net expenses                                              1.79%         1.76%         1.82%          --
        Net investment income                                     3.46%         3.73%         3.94%          --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.


20  The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
-------------------------------------------------------------------------------

                                                     Year Ended   1/31/96 to
CLASS C                                                12/31/97    12/31/96
Net asset value, beginning of period                    $ 10.29     $ 10.51
                                                        -------     -------
Increase (decrease) from investment operations:
  Net investment income                                 $  0.35     $  0.33
  Net realized and unrealized gain (loss)
      on investments                                       0.26       (0.21)
                                                        -------     -------
      Net increase from investment operations           $  0.61     $  0.12
Distributions to shareholders:
  Net investment income                                   (0.34)      (0.33)
  In excess of net investment income                         --       (0.01)
  Net realized gain                                       (0.08)         --
                                                        -------     -------
Net increase (decrease) in net asset value              $  0.19     $ (0.22)
                                                        -------     -------
Net asset value, end of period                           $10.48     $ 10.29
                                                        =======     =======
Total return*                                              6.04%       1.22%
Ratio of net expenses to average net assets                1.84%+      1.97%**+
Ratio of net investment income to average net assets       3.41%+      3.51%**+
Portfolio turnover rate                                      35%         34%
Net assets, end of period (in thousands)                $   300     $   202
Ratios assuming no waiver of management fees by PMC
  and no reduction for fees
  paid indirectly:
    Net expenses                                           1.99%       2.08%**
    Net investment income                                  3.26%       3.40%**
Ratios assuming waiver of management fees by PMC
  and reduction for fees paid
  indirectly:
    Net expenses                                           1.82%       1.89%**
    Net investment income                                  3.43%       3.59%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.  21

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Intermediate Tax-Free Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

The Fund offers three classes of shares - Class A, Class B, and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal tax provision is required.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      At December 31, 1997, the Fund reclassified $11,460 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

      In order to comply with federal income tax regulations, the Fund has des-ignated $608,190 as a capital gain dividend for the purposes of the dividend paid deduction. Of this amount, $90,367 and $517,823 are subject to the maximum 28% and 20% federal income tax rates, respectively.

      In order to comply with federal income tax regulations, the Fund has designated $2,952,468 as tax-exempt interest dividends. For purposes of the dividend exclusion, none of the distributions per share qualify for the exclusion.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97                               (continued)
--------------------------------------------------------------------------------

C.    Fund Shares

      The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $5,138 in underwriting commissions on the sale of the fund shares during the year ended December 31, 1997.

D.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
      Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

2.    Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer Intermediate Tax-Free Fund

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In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1997, $25,667 was payable to PMC related to management fees and certain other services.

3.    Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $7,965 in transfer agent fees payable to PSC at December 31, 1997.

4.    Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $42,694 in distribution fees payable to PFD at December 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 3%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1997, CDSCs in the amount of $4,065 were paid to PFD.

5.    Expense Reductions

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $14,325 under such arrangements.

Pioneer Intermediate Tax-Free Fund

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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Intermediate Tax-Free
Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Intermediate Tax-Free Fund, as of December 31, 1997, and the related statement of operations, the state ments of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Intermediate Tax-Free Fund as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 2, 1998

Pioneer Intermediate Tax-Free Fund

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TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                           Officers
John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and President
Mary K. Bush                       David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.            Kathleen D. McClaskey, Vice President
Margaret B.W. Graham               William H. Keough, Treasurer
John W. Kendrick                   Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

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PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distri butions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                           1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                        1-800-225-4321

Retirement plans information                                1-800-622-0176

Telecommunications Device for the Deaf (TDD)                1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                           1-800-225-4240

Our Internet e-mail address                           ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[PIONEER LOGO]    Pioneer Funds Distributor, Inc.
                  60 State Street
                  Boston, Massachusetts  02109
                  www.pioneerfunds.com

       0298-4807
(C)    Pioneer Funds Distributor, Inc.
[RECYCLE LOGO] Printed on Recycled Paper